UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2025

ALPHAVEST ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41574	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 W. 37th Street

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 203-998-5540

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	ATMVU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ATMV	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	ATMVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Forward Purchase Agreement

As previously disclosed, AlphaVest Acquisition Corp, a Cayman Islands exempted company (“ATMV” and after the Domestication (defined below), “PubCo”), has entered into that certain Business Combination Agreement, dated as of August 16, 2024 and amended on June 25, 2025 (as amended, the “Business Combination Agreement”), by and among, ATMV, AV Merger Sub Inc, a Washington corporation (“Merger Sub”), and AMC Corporation, a Washington Corporation (“AMC”). In accordance with the terms and subject to the conditions of the Business Combination Agreement, among other things, ATMV will redomesticate from the Cayman Islands to the State of Delaware (the “Domestication”) and immediately following the Domestication, PubCO will acquire all of the equity interests of AMC, by way of its wholly-owned subsidiary, Merger Sub, merging with and into AMC (the “Merger”), with AMC surviving the Merger as a wholly-owned subsidiary of PubCo and the stockholders of AMC becoming stockholders of Surviving PubCo (the “Business Combination”).

On September 24, 2025, in connection with the Business Combination, ATMV and AMC entered into a forward purchase agreement (the “Forward Purchase Agreement”) with each of Harraden Circle Investors, LP (“HCI”), Harraden Circle Special Opportunities, LP (“HCSO”), Harraden Circle Strategic Investments, LP (“HCSI”), Harraden Circle Concentrated, LP (“HCC”) (with HCI, HCSO, HCSI, HCC, collectively as “Seller”) for a prepaid share forward transaction. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

The Forward Purchase Agreement is not being entered into to provide any capital to ensure that ATMV meets the minimum cash requirements for its initial business combination. Instead, ATMV entered into the Forward Purchase Agreement to provide access to additional non-dilutive growth capital.

Pursuant to the terms of the Forward Purchase Agreement, the Seller shall purchase up to 500,000 Shares in accordance with the terms and conditions therein.

The Forward Purchase Agreement provides that at the close of the Business Combination, the Seller shall be prepaid an aggregate cash amount (the “Prepayment Amount”) equal to the (i) number of Shares plus the number of Commitment Shares, multiplied by (ii) the Initial Price (the “Prepayment Amount”). The Seller will be paid the Prepayment Amount directly from ATMV’s Trust Account no later than the earlier of (a) one (1) Local Business Day after the closing of the Business Combination and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination.

From time to time and on any Exchange Business Day following the closing of the Business Combination (any such date, an “OET Date”), and subject to the terms and conditions therein, the Seller may, in its absolute discretion, terminate the Transaction in whole or in part with respect to any number of Shares by giving notice of such termination and the specified number of Shares (such quantity, the “Terminated Shares”). As of each OET Date, the Counterparty shall be entitled to an amount from Seller, and the Seller shall pay to the Counterparty, an amount equal to the then in effect Reset Price, multiplied by (b) the Terminated Shares. The Number of Shares shall be reduced by the number of Terminated Shares.

The Forward Purchase Agreement maturity date shall be the earlier to occur of (a) the date that is 12-months after the closing of the Business Combination, or (b) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s sole discretion (which Maturity Date shall not be earlier than the day such notice is effective). At Maturity, in exchange for the return of the number of Shares to the Counterparty, the Seller shall retain an amount equal to (i) the number of Shares multiplied by (ii) the Initial Price.

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The Seller agreed to waive any redemption rights under ATMV’s Second Amended and Restated Memorandum and Articles of Association, as amended, with respect to the Shares during the term of the Forward Purchase Agreement. Such waiver may reduce the number of Ordinary Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended.

The foregoing summary of the Forward Purchase Agreement is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Trust Disclosure

Based on the amount in the Trust Account as of September 24, 2025, ATMV estimates that the per share redemption price will be approximately $12.02.

Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination between ATMV and the Target, ATMV filed a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) that included a definitive proxy statement/prospectus of ATMV that ATMV mailed relating to the Business Combination to its shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, contained important information about the Business Combination and the other matters voted upon by ATMV’s shareholders held to approve the Business Combination and related matters. This communication does not contain all of the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. ATMV and Target may also file other documents with the SEC regarding the Business Combination. ATMV shareholders and other interested persons are advised to read the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination as these materials contain important information about ATMV, Target and the Business Combination.

Shareholders and interested persons may obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov, or by directing a request to ATMV at 205 W. 37th Street New York, NY 10018, Attention: Yong (David) Yan, Principal Executive Officer, (203) 998-5540.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

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Forward-Looking Statements

This communication may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning ATMV’s and Target’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Business Combination will generate returns for shareholders. These forward-looking statements are based on ATMV’s or Target’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of ATMV’s or Target’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against ATMV, Target, or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to satisfy the conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the risk that the Business Combination disrupts current plans and operations of Target or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Target to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the Business Combination; (i) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for ATMV to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of ATMV’s securities and the attractiveness of the Business Combination to investors; (j) the possibility that ATMV and Target may be adversely affected by other economic, business, and/or competitive factors; (k) Target’s ability to execute its business plans and strategies; (l) Target’s estimates of expenses and profitability; (m) the risk that the transaction may not be completed by ATMV’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by ATMV; (n) other risks and uncertainties indicated from time to time in the final prospectus of ATMV relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by ATMV. Copies are available on the SEC’s website, www.sec.gov. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

ATMV and Target assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ATMV nor Target gives any assurance that either ATMV or Target will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Forward Share Purchase Agreement dated September 24, 2025

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlphaVest Acquisition Corp

Dated: September 26, 2025	By:	/s/ Yong (David) Yan
	Name:	Yong (David) Yan
	Title:	Chief Executive Officer

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